                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 16, 2005
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                       ---------------------------------

                                   NuCO2 Inc.
                                   ----------
               (Exact Name of Registrant as Specified in Charter)

          Florida                       0-27378                  65-0180800
          -------                       -------                  ----------
(State or Other Jurisdiction          (Commission             (IRS Employer
        of Incorporation)             File Number)           Identification No.)

                  2800 S.E. Market Place, Stuart, Florida           34997
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                  (Address of Principal Executive Offices)        (Zip Code)

       Registrant's telephone number, including area code: (772) 221-1754
                                                           --------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

          Check the  appropriate box below if the Form 8-K filing is intended to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          |_| Written  communications  pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

          |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

          |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            On September 14, 2005, the  Compensation  and Stock Option Committee
of the Board of  Directors of the  Registrant  adopted a cash bonus plan for the fiscal year ending  June 30,  2006 for members of the  Registrant's  management, including its executive  officers:  Michael E. DeDomenico,  Chairman and CEO; W.
Scott Wade, Chief Operating Officer;  Robert R. Galvin, Chief Financial Officer;
John E. Wilson, Chief Customer Officer;  and Eric M. Wechsler,  General Counsel.
In the event that the Registrant's  EBITDA  (earnings  before  interest,  taxes, depreciation and amortization) exceeds certain targeted amounts set forth in the plan, such executive  officers will be entitled to receive cash bonuses,  in the aggregate,  of not less than  $880,145  with  higher  bonuses  to be paid if the target  amounts are  exceeded,  provided  that such bonuses do not reduce EBITDA below such targeted amounts.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NUCO2 INC.

Date:  September 16, 2005
                                       By: /s/ Eric M. Wechsler
                                          --------------------------------------
                                          Eric M. Wechsler,
                                          General Counsel

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